UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): December 17, 2024

NEXTPLAT CORP
(Exact Name of Registrant as Specified in its Charter)

Nevada	001-40447	65-0783722
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File No.)	(I.R.S. Employer Identification No.)

3250 Mary St., Suite 410
Coconut Grove, FL 33133
(Address of principal executive offices and zip code)

(305) 560-5381
(Registrant’s telephone number, including area code)

(Former name or former address, if changed from last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-14(c)).

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol (s)	Name of each exchange on which registered
Common Stock, par value $0.0001	NXPL	The Nasdaq Stock Market, Inc.
Warrants	NXPLW	The Nasdaq Stock Market, Inc.

Item 8.01. Other Events

On December 17, 2024, NextPlat Corp (the “Company”) announced that it has approved a 10b5-1 Stock Repurchase Plan (the “Repurchase Plan”) pursuant to which the Company may repurchase up to $2,000,000 of the currently outstanding shares of the Company’s common stock. The Repurchase Plan was approved by the Company’s Board of Directors and the Company retained Dawson James Securities, Inc. (“Dawson”) to effect repurchases of shares under the Repurchase Plan. For its services, the Company agreed to pay Dawson a commitment fee of $25,000 and a commission of $0.03 per share (but no ticket charges) after the first 500,000 shares (for which there will be no commitment fee or ticket charges). Subject to any future extension in the discretion of the Company’s Board of Directors, the Repurchase Plan is scheduled to expire on the earliest to occur of the following: (1) December 16, 2025, unless extended by the Company, (2) when a maximum of $2,000,000 of the Company’s common stock has been repurchased, (3) delivery of a notice of early termination, (4) the commencement of any voluntary or involuntary bankruptcy, (5) the announcement of a tender or exchange offer, recapitalization, or other similar business combination; or (6) the failure of the Company to pay commitment fees and commissions to Dawson.

In connection with the Repurchase Plan, the Company intends to repurchase shares through open market purchases, privately-negotiated transactions, or otherwise in accordance with applicable federal securities laws, including through the use of Rule 10b5-1 trading plans.

The Company cannot predict when or if it will repurchase any shares of common stock as such stock repurchases will depend on a number of factors, including constraints specified in any Rule 10b5-1 trading plans, price, general business and market conditions, and alternative investment opportunities. The Repurchase Plan does not obligate the Company to acquire any particular amount of common stock. The Repurchase Plan may be modified, suspended, or discontinued at any time at the Company’s discretion. Information regarding share repurchases will be available in the Company’s periodic reports on Form 10-Q and 10-K filed with the Securities and Exchange Commission (the “SEC”) as required by the applicable rules of the Exchange Act.

A copy of the press release announcing the approval of the Repurchase Plan is filed as Exhibit 99.1 to this report and is incorporated herein by reference.

Cautionary Statements Regarding Forward-Looking Information

Certain statements in this report may be considered “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 including, but not limited to, the Company’s plans to repurchase shares of its common stock. Forward-looking statements are inherently subject to risks, uncertainties and assumptions. Generally, statements that are not historical facts, including statements concerning possible or assumed future actions, business strategies, events or results of operations, are forward-looking statements. These statements may be preceded by, followed by or include the words “believes,” “estimates,” “expects,” “projects,” “forecasts,” “may,” “will,” “would,” “should,” “seeks,” “plans,” “scheduled,” “anticipates,” “predicts” or “intends” or similar expressions. Such forward-looking statements involve risks and uncertainties that may cause actual events, results or performance to differ materially from those indicated by such statements. Certain of these risks are identified and discussed under “Risk Factors” in the Company’s Annual Report on Form 10-K for the year ended December 31, 2023, that the Company filed with the SEC on April 11, 2024, and in the Company’s subsequent SEC filings. These risk factors are important to consider in determining future results and should be reviewed in their entirety. Forward-looking statements are based on the current belief of the management of the Company, based on currently available information, as to the outcome and timing of future events, and involve factors, risks, and uncertainties that may cause actual results in future periods to differ materially from such statements. However, there can be no assurance that the events, results or trends identified in these forward-looking statements will occur or be achieved. Forward-looking statements speak only as of the date they are made, and the Company is not under any obligation, and expressly disclaims any obligation to update, alter or otherwise revise any forward-looking statement, whether as a result of new information, future events or otherwise, except as required by law. Readers should carefully review the statements set forth in the reports that the Company has filed or will file from time to time with the SEC. In addition to factors previously disclosed in the Company’s reports filed with the SEC and those identified elsewhere in this communication, the following factors, among others, could cause actual results to differ materially from forward-looking statements or historical performance: (i) risks related to the Company’s ability to maintain and develop new and existing revenue-generating relationships and partnerships or to significantly increase the Company's subscriber base and retain customers; (ii) the effects of pending and future legislation; (iii) risks of the internet, online commerce and media industry; (iv) the highly competitive nature of the internet, online commerce and media industry and the Company’s ability to compete therein; (v) litigation, complaints, and/or adverse publicity; and (vi) privacy and data protection laws, privacy or data breaches, or the loss of data.

Item 9.01 Financial Statement and Exhibits.

(d) Exhibits

Exhibit No	Description
99.1	Press Release Announcing Share Repurchase Program, dated December 17, 2024.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEXTPLAT CORP.

	By:	/s/ Charles M. Fernandez
	Name:	Charles M. Fernandez
	Title:	Executive Chairman and Chief Executive Officer

Dated: December 18, 2024

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